                                                                 EXECUTION COPY

                                                                   Exhibit 10.1

                               EXTENSION AGREEMENT

                           DATED AS OF OCTOBER 15, 1999

     THIS EXTENSION AGREEMENT (the "Agreement") is made as of October 15, 1999 by and among FDX Corporation, a Delaware corporation (the "Borrower"), the Lenders and Bank One, NA, having its principal office in Chicago, Illinois and formerly known as The First National Bank of Chicago, in its capacity as agent ("Agent"). Defined terms used herein and not otherwise defined herein shall have the meanings given to them in that certain Credit Agreement dated as of January 15, 1998, as amended, by and among the Borrower, the Lenders, Banc One Capital Markets, Inc., formerly known as First Chicago Capital Markets, Inc., as Arranger, J.P. Morgan Securities Inc., as Co-Arranger and Syndication Agent, Chase Securities Inc., as Co-Arranger and Documentation Agent, and the Agent (as amended, the "Credit Agreement").

                                   WITNESSETH

     WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

     WHEREAS, the Borrower, the Lenders and the Agent have agreed to extend the Tranche B Facility Termination Date on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent agree as follows:

     1. EXTENSION OF TRANCHE B FACILITY TERMINATION DATE. Notwithstanding any of the notice requirements of Section 2.19 of the Credit Agreement but otherwise subject to such Section 2.19, each of the Lenders consents to the extension of the Tranche B Facility Termination Date to October 13, 2000, and waives its right under such Section 2.19 to revoke such consent.

     2. CONDITIONS OF EFFECTIVENESS. This Agreement shall become effective as of the date set forth above when the Agent shall have received:

           (i) a counterpart of this Agreement executed by the Borrower, the Agent and each Lender;

          (ii) a counterpart of the Acknowledgment attached hereto as EXHIBIT A executed by Guarantor; and

         (iii) such documents evidencing corporate existence, action and authority of the Borrower and the Guarantors as the Agent may reasonably request.

     3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower represents and warrants that:


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           (a)   This Agreement, and the Credit Agreement as previously
     executed and amended and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

           (b) Upon the effectiveness of this Agreement, the Borrower reaffirms all covenants, representations and warranties made in the Credit Agreement.

           (c) No Default or Unmatured Default has occurred and is continuing.

     4.    EFFECT ON CREDIT AGREEMENT.

           (a) Each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

           (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

           (c) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents, instruments and agreements executed and/or delivered in connection therewith.

     5. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

     6. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     7. COUNTERPARTS. This Agreement may be executed by one or more of the parties to the Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


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           IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have executed this Agreement as of the date first above written.


                             FDX CORPORATION

                             By: /s/Charles M. Buchas, Jr.
                                ----------------------------------------------
                             Name: Charles M. Buchas, Jr.
                                  --------------------------------------------
                             Title: Corporate Vice President and Treasurer
                                   -------------------------------------------


                             BANK ONE, NA, having its principal office in Chicago, Illinois, as Agent

                             By: /s/Kenneth J. Kramer
                                ----------------------------------------------
                             Name: Kenneth J. Kramer
                                  --------------------------------------------
                             Title: First Vice President
                                   -------------------------------------------


                             MORGAN GUARANTY TRUST
                             COMPANY OF NEW YORK

                             By: /s/Dennis Wilczek
                                ----------------------------------------------
                             Name: Dennis Wilczek
                                  --------------------------------------------
                             Title: Associate
                                   -------------------------------------------


                             THE CHASE MANHATTAN BANK

                             By: /s/Matthew H. Massie
                                ----------------------------------------------
                             Name: Matthew H. Massie
                                  --------------------------------------------
                             Title: Managing Director
                                   -------------------------------------------


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                             KBC BANK N.Z., GRAND CAYMAN BRANCH

                             By: /s/Robert Snauffer
                                ----------------------------------------------
                             Name: Robert Snauffer
                                  --------------------------------------------
                             Title: First Vice President
                                   -------------------------------------------


                             By: /s/Raymond F. Murray
                                ----------------------------------------------
                             Name: Raymond F. Murray
                                  --------------------------------------------
                             Title: First Vice President
                                   -------------------------------------------


                             BANK OF AMERICA, N.A., formerly known as
                             BANK OF AMERICA NATIONAL TRUST ND SAVINGS
                             ASSOCIATION, and successor-by-merger to
                             NATIONSBANK, N.A.

                             By: /s/Sharon Burks Horos
                                ----------------------------------------------
                             Name: Sharon Burks Horos
                                  --------------------------------------------
                             Title: Vice President
                                   -------------------------------------------


                             BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                             By: /s/Joseph P. Devoe
                                ----------------------------------------------
                             Name: Joseph P. Devoe
                                  --------------------------------------------
                             Title: Vice President
                                   -------------------------------------------


                             CITICORP USA, INC.

                             By: /s/Arthur Deffaa
                                ----------------------------------------------
                             Name: Arthur Deffaa
                                  --------------------------------------------
                             Title: Managing Director
                                   -------------------------------------------


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                             COMMERZBANK AKTIENGESELLSCHAFT

                             By: /s/Harry P. Yergey
                                ----------------------------------------------
                             Name: Harry P. Yergey
                                  --------------------------------------------
                             Title: Senior Vice President & Manager
                                   -------------------------------------------


                             By: /s/Subash R. Viswanathan
                                ----------------------------------------------
                             Name: Subash R. Viswanathan
                                  --------------------------------------------
                             Title: Vice President
                                   -------------------------------------------


                             THE FUJI BANK, LIMITED

                             By: /s/Raymond Ventura
                                ----------------------------------------------
                             Name: Raymond Ventura
                                  --------------------------------------------
                             Title: Vice President & Manager
                                   -------------------------------------------


                             MELLON BANK, N.A.

                             By: /s/Mark F. Johnston
                                ----------------------------------------------
                             Name: Mark F. Johnston
                                  --------------------------------------------
                             Title: Vice President
                                   -------------------------------------------


                             KEYBANK NATIONAL ASSOCIATION

                             By: /s/Mark A. LoSchiavo
                                ----------------------------------------------
                             Name: Mark A. LoSchiavo
                                  --------------------------------------------
                             Title: Assistant Vice President
                                   -------------------------------------------


                             FIRST AMERICAN NATIONAL BANK

                             By: /s/S. Floyd Harvey, III
                                ----------------------------------------------
                             Name: S. Floyd Harvey, III
                                  --------------------------------------------
                             Title: SVP
                                   -------------------------------------------


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

                             BANK OF HAWAII

                             By: /s/Brenda Testerman
                                ----------------------------------------------
                             Name: Brenda Testerman
                                  --------------------------------------------
                             Title: Vice President
                                   -------------------------------------------


                             THE BANK OF NEW YORK

                             By: /s/Ann Marie Hughes
                                ----------------------------------------------
                             Name: Ann Marie Hughes
                                  --------------------------------------------
                             Title: Vice President
                                   -------------------------------------------


                             THE BANK OF NOVA SCOTIA

                             By: /s/F.C.H. Ashby
                                ----------------------------------------------
                             Name: F.C.H. Ashby
                                  --------------------------------------------
                             Title: Senior Manager Loan Operations
                                   -------------------------------------------


                             CREDIT SUISSE FIRST BOSTON

                             By: /s/Thomas G. Muoio
                                ----------------------------------------------
                             Name: Thomas G. Muoio
                                  --------------------------------------------
                             Title: Vice President
                                   -------------------------------------------


                             By: /s/Robert N. Finney
                                ----------------------------------------------
                             Name: Robert N. Finney
                                  --------------------------------------------
                             Title: Managing Director
                                   -------------------------------------------


                             DEUTSCHE VERKEHRS BANK

                             By: /s/Justin Patrick
                                ----------------------------------------------
                             Name: Justin Patrick
                                  --------------------------------------------
                             Title: Vice President
                                   -------------------------------------------


                             By: /s/
                                ----------------------------------------------
                             Name:
                                  --------------------------------------------
                             Title: Asst V President
                                   -------------------------------------------


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                             THE SANWA BANK, LIMITED

                             By: /s/P. Bartlett Wu
                                ----------------------------------------------
                             Name: P. Bartlett Wu
                                  --------------------------------------------
                             Title: Vice President
                                   -------------------------------------------


                             SUNTRUST BANK, NASHVILLE, N.A.

                             By: /s/Renee D. Drake
                                ----------------------------------------------
                             Name: Renee D. Drake
                                  --------------------------------------------
                             Title: Vice President
                                   -------------------------------------------


                             THE SUMITOMO BANK, LIMITED

                             By: /s/C. Michael Garrido
                                ----------------------------------------------
                             Name: C. Michael Garrido
                                  --------------------------------------------
                             Title: Senior Vice President
                                   -------------------------------------------


                             BANCA COMMERCIALE ITALIANA

                             By: /s/Charles Dougherty
                                ----------------------------------------------
                             Name: Charles Dougherty
                                  --------------------------------------------
                             Title: Vice President
                                   -------------------------------------------


                             By: /s/Tiziano Gallonetto
                                ----------------------------------------------
                             Name: Tiziano Gallonetto
                                  --------------------------------------------
                             Title: Assistant Vice President
                                   -------------------------------------------


                             THE NORTHERN TRUST COMPANY

                             By: /s/James F.T. Monhart
                                ----------------------------------------------
                             Name: James F.T. Monhart
                                  --------------------------------------------
                             Title: Senior Vice President
                                   -------------------------------------------


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

                             WACHOVIA BANK, N.A.

                             By: /s/Elizabeth Witherspoon
                                ----------------------------------------------
                             Name: Elizabeth Witherspoon
                                  --------------------------------------------
                             Title: Assistant Vice President
                                   -------------------------------------------


                             FIRST UNION NATIONAL BANK

                             By: /s/Beverly J. Coller
                                ----------------------------------------------
                             Name: Beverly J. Coller
                                  --------------------------------------------
                             Title: Vice President
                                   -------------------------------------------


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                                    EXHIBIT A
                                        TO
                               EXTENSION AGREEMENT
                          DATED AS OF OCTOBER 15, 1999
                                       FOR
                                 CREDIT AGREEMENT
                          DATED AS OF JANUARY 15, 1998

                                  ACKNOWLEDGMENT

     Each of the undersigned hereby (i) acknowledges receipt of a copy of the Extension Agreement dated as of October 15, 1999, relating to the Credit Agreement dated as of January 15, 1998 by and among the Borrower, the Lenders, Banc One Capital Markets, Inc., formerly known as First Chicago Capital Markets, Inc., as Arranger, J.P. Morgan Securities Inc., as Co-Arranger and Syndication Agent, Chase Securities Inc., as Co-Arranger and Documentation Agent, and the Agent, as amended (as amended, the "Credit Agreement"), (ii) reaffirms the terms and conditions of that certain Guaranty dated as of January 27, 1998 (the "Guaranty") and (iii) acknowledges and agrees that the Guaranty (A) remains in full force and effect and (B) is hereby ratified and confirmed.


                             FEDERAL EXPRESS CORPORATION

                             By: /s/Robert D. Henning
                                ----------------------------------------------
                             Name: Robert D. Henning
                                  --------------------------------------------
                             Title: Vice President and Treasurer
                                   -------------------------------------------


                             RPS, INC.

                             By: /s/Daniel J. Sullivan
                                ----------------------------------------------
                             Name: Daniel J. Sullivan
                                  --------------------------------------------
                             Title: President and Chief Executive Officer
                                   -------------------------------------------


                             CALIBER SYSTEM, INC.

                             By: /s/Donald C. Brown
                                ----------------------------------------------
                             Name: Donald C. Brown
                                  --------------------------------------------
                             Title: President
                                   -------------------------------------------


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                             VIKING FREIGHT, INC.

                             By: /s/Douglas G. Duncan
                                ----------------------------------------------
                             Name: Douglas G. Duncan
                                  --------------------------------------------
                             Title: President and Chief Executive Officer
                                   -------------------------------------------


                             ROBERTS EXPRESS, INC.

                             By: /s/R. Bruce Simpson
                                ----------------------------------------------
                             Name: R. Bruce Simpson
                                  --------------------------------------------
                             Title: President
                                   -------------------------------------------


Dated as of October 15, 1999


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